Investor Presentation March 19, 2014 Global Hunter Securities Infrastructure & Construction Conference

Forward-Looking Statements Certain statements and information provided in this presentation are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, without limitation, statements concerning plans, objectives, goals, projections, strategies, future events or performance, and underlying assumptions and other statements, which are not statements of historical facts. These forward-looking statements are based on our current expectations and beliefs concerning future developments and their potential effect on us and do not include the impact of future acquisitions. While management believes that these forward-looking statements are reasonable as and when made, there can be no assurance that future developments affecting us will be those that we anticipate. Our forward-looking statements involve significant risks and uncertainties (some of which are beyond our control) and assumptions that could cause actual results to differ materially. The forward-looking statements speak only as of the date of this presentation. Investors are cautioned not to rely unduly upon these forward-looking statements. The Company undertakes no obligation to update these forward-looking statements, except as required by law. Important factors that could cause actual results to differ materially from those in the forward-looking statements include, but are not limited to, general economic and business conditions, which will, among other things, affect demand for new residential and commercial construction; our ability to successfully identify, manage, and integrate acquisitions; the cyclical nature of, and changes in, the real estate and construction markets, including pricing changes by our competitors; governmental requirements and initiatives, including those related to mortgage lending or mortgage financing, funding for public or infrastructure construction, land usage, and environmental, health, and safety matters; disruptions, uncertainties or volatility in the credit markets that may limit our, our suppliers' and our customers' access to capital; our ability to successfully implement our operating strategy; weather conditions; our substantial indebtedness and the restrictions imposed on us by the terms of our indebtedness; our ability to maintain favorable relationships with third parties who supply us with equipment and essential supplies; our ability to retain key personnel and maintain satisfactory labor relations; and product liability, property damage, and other claims and insurance coverage issues. For additional information regarding known material factors that could cause our actual results to differ from our projected results, please see “Risk Factors” in our Form 10-K and our Quarterly Reports on Form 10-Q filed with the Securities and Exchange Commission. All written and oral forward-looking statements in this presentation are expressly qualified by these “Risk Factors.” Page 2

Company Overview

Business Overview  U.S. Concrete is one of the largest non-integrated concrete producers in the U.S.  National producer of ready-mixed concrete  Headquartered in Euless, TX  Trades on NASDAQ under ticker “USCR”  Market capitalization of $349.4 million1  Total Enterprise Value of $450.9 million2 Financial Overview  2013 Revenue: $615.0 million (88.7% ready-mixed; 3.5% aggregates)3  2013 Adjusted EBITDA: $48.3 million4 U.S. Concrete Overview ¹ Based on USCR stock price of $24.87 as of 3/14/14 and shares outstanding of 14.049 million as of 3/6/14 2 Enterprise value is defined as market capitalization plus debt less cash and cash equivalents 3 Excludes $16.5 million of internal aggregates sales that are eliminated in consolidation. 4 Adjusted EBITDA is a non-GAAP financial measure, see page 25 for more information Page 4

SAN FRANCISCO Strong Positions in Attractive Markets Page 5 READY-MIXED PLANTS AGGREGATES FACILITIES RECYCLED AGGREGATES CORPORATE HEADQUARTERS DC NJ DE PA 19 Ready- Mixed 64 Ready-Mixed 5 Aggregates 9 Ready-Mixed 2 Ready- Mixed 15 Ready- Mixed 3 Aggs. 6 Ready-Mixed 1 Recycled Aggregates NY

Growth Driven by Key Sectors Texas/Oklahoma Northern California New York/New Jersey Washington, D.C. Page 6 Energy Technology Financial Services Government

- Over 80 million tons of owned and leased reserves Significant Quality Asset Base Page 7 5.2 million cubic yards of concrete sold in 2013 940+ ready-mixed concrete trucks Aggregates’ primary focus is supply of USCR ready-mixed operations - 8 aggregate facilities and 1 aggregate recycle operation 115 ready-mixed concrete plants - 3.6 million tons of aggregates produced in 2013 Leading market position in four regions with attractive fundamentals Ready-Mixed Concrete Aggregates

Historical Performance Page 8 3,805 4,047 4,839 5,225 2,624 2,741 3,407 3,597 2010 2011 2012 2013 Ready Mix (CYDs) Aggregate (Tons) Volume (‘000) $92.54 $94.48 $97.59 $104.03 $8.16 $7.46 $7.89 $8.84 $6 $7 $8 $9 $10 $11 $12 $85 $90 $95 $100 $105 2010 2011 2012 2013 Ready Mix ($/CYD) Aggregate ($/ton) Average Selling Price $411 $446 $531 $615 2010 2011 2012 2013 Revenue ($mm) $14 $9 $25 $48 2010 2011 2012 2013 Adjusted EBITDA ($mm)

Ready-Mixed Top Line Drivers 726 1,062 1,200 1,059 1,014 1,281 1,320 1,225 1,133 1,390 1,447 1,255 $91.61 $92.37 $95.23 $97.70 $97.44 $95.44 $98.67 $98.81 $101.40 $102.71 $104.47 $107.36 $80 $85 $90 $95 $100 $105 $110 500 750 1,000 1,250 1,500 Q1 '11 Q2 '11 Q3 '11 Q4 '11 Q1 '12 Q2 '12 Q3 '12 Q4 '12 Q1 '13 Q2 '13 Q3 '13 Q4 '13 A vg. S elling P rice V o l u m e Volume (cyds in 000's) ASP (per cyd) Page 9

Solid Capital Structure As of December 31, 2013 8.5% Senior Secured Notes due December 1, 2018 $ 200.0 $125mm ABL Revolver expiring October 2, 2018 0.0 Other Debt 14.1 Total Debt 214.1 1 Based on stock price of $24.87 as of 3/14/14 Cash $ 112.7 Net Debt 101.5 Equity Value1 349.4 Enterprise Value 450.9 LTM Adjusted EBITDA $ 48.3 Total Debt/LTM Adjusted EBITDA 4.4x Net Debt/LTM Adjusted EBITDA 2.1x Page 10 ($ millions)

Industry Overview

Increasing vertical integration among cement, aggregates and concrete producers Source: National Ready-Mixed Concrete Association Annual Revenue $30.0 B Ready-Mixed Concrete Producers 2,000 Ready-Mixed Concrete Market Size Large, Fragmented Market Page 12 Ready-Mixed Concrete Plants 5,500

Focused on Key End Use Markets Page 13 Source: McGraw-Hill Construction market outlook for 2013 as of Q4 2013 Total U.S. Market  Commercial and industrial sectors generate higher margins  Streets and highways often self-performed by construction companies U.S. Concrete, Inc. Residential 19% Commercial & Industrial 16% Street, Highway, & Other Public Works 65% Residential 21% Commercial & Industrial 62% Street, Highway, & Other Public Works 17% Source: U.S. Concrete, Inc. 2013 Ready-Mixed Concrete Volume

Evidence of Strength in our Regional Markets Page 14 Housing starts in U.S. Concrete served regional markets 2-Year Compound Annual Growth Rate, 2011-2013 Source: United States Census Bureau – Building Permits Survey 0% 10% 20% 30% 40% 50% New York ‐ New Jersey Dallas ‐ Fort Worth West Texas San Francisco National Average

Growth Trend for U.S. Concrete Served Markets Page 15 Source: Company estimates of ready-mixed concrete demand using market population data from Woods & Poole. U.S. Concrete’ s Regional Markets Leveraged to Favorable Growth Prospects 0 5 10 15 20 25 30 35 40 45 0 5 10 15 20 25 30 35 40 45 R eady-M ixed V olum e in M illion C yds P o p u l a t i o n i n M i l l i o n s Population Concrete Production Forecasted Concrete Demand

Company Strategy and Focus

U.S. Concrete’s Focus Today to Continue to Improve Performance Pursue strategic development opportunities Focus on ready-mixed concrete and aggregates Evaluate assets, business units and opportunities Continue to aggressively manage cost structure Page 17

Acquisition Strategy and Historical Acquisitions  Acquisition Strategy  Continue to expand within and concentrically around our existing regional markets through bolt-ons and vertical integration  Focus on ready-mixed in all regions and aggregates, particularly in Northern California and Dallas / Forth Worth  Also considering selected larger-scale opportunities in new geographies  Recent Transactions  Young Ready-Mix (Feb 2014)  Bodin Concrete (July 2013)  Bode Concrete (Oct 2012)  Colorado River Concrete (Sept 2012)  Granite/Scara Mix (July 2012) Page 18

Acquisition Activity Page 19 Granite/Scara Mix: Staten Island, NY  Lease Agreement (July 2012)  Single Facility – One Plant  Volume – 80K cyds/year  16 Mixer TrucksScara Mix Colorado River Concrete: West Texas  Asset Deal (closed Sept 2012)  Four Facilities – Four Plants  Volume – 80K cyds/year  16 Mixer Trucks CRC Plants

Acquisition Activity (contd.) Page 20 Bode Companies: San Francisco, CA  Stock Deal (closed Oct 2012)  Single Facility – Three Plants  Volume - 260K cyds/year  41 Mixer Trucks Bode Concrete Bodin Concrete: Dallas,TX  Asset Deal (closed July 2013)  Acquired out of bankruptcy  Three Facilities – Three Plants  Volume – 100K cyds/year Bodin Plants

USCR Competitive Advantage  Strong Leadership  Operating excellence  Group-wide sourcing  Central IT & support  Focused R&D Page 21  Healthy regional economies  Vertically integrated synergies  Best practice execution  Concentrated Purchasing Power  Deep market knowledge  Fast & flexible delivery  Customer relationships  High end product offering  Superior returns  Excellent reputation  Supplier of choice  Accelerated growth potential National Support Selected Regional Franchises Local Presence Success Large company resources – local company entrepreneurship

Sustainability Leadership Page 22  Leader in low CO2 concrete  Charter member of Carbon Leadership Forum  First ready-mix company in North America to adopt and receive verified Environmental Product Declarations (EPDs) for its concrete mixes  Pledged to Architecture 2030  Employ extensive sustainable operational practices across the enterprise

Benefits of Our Sustainable Strategy Page 23  Sustainable demand to grow at a higher rate Increase product demand  Higher priced value-added products drive margins Increase revenue and profit per yard  Lower cost of cement alternatives Reduce raw material cost per yard  Cement companies remain focused on core cement Differentiate USCR from competition  First mover offering solution to owners Create competitive advantage

Investment Highlights Page 24  Favorable exposure to commercial projects with higher margins and barriers to entry  High quality asset base in attractive markets  Well positioned to benefit from rebound in construction market  Long-term diversified customer base  Focus on sustainable leadership and strategy  Strong financial performance and conservative balance sheet  Experienced management team

Disclosure of Non-GAAP Financial Measures U.S. CONCRETE, INC. ADDITIONAL STATISTICS (In thousands, unless otherwise noted; unaudited) We report our financial results in accordance with generally accepted accounting principles in the United States (“GAAP”). However, our management believes that certain non-GAAP performance measures and ratios, which our management uses in managing our business, may provide users of this financial information additional meaningful comparisons between current results and results in prior operating periods. See the following table for presentations of our adjusted EBITDA and adjusted EBITDA margin for the years 2012 and 2013. We define adjusted EBITDA as our net income (loss) from continuing operations plus the provision (benefit) for income taxes, net interest expense, depreciation, depletion and amortization, reorganization costs, noncash impairments, derivative (income) loss, expenses related to the departure of our former CEO, expenses related to the relocation of our corporate headquarters, gain (loss) on extinguishment of debt and non-cash stock compensation expense. We define adjusted EBITDA margin as the amount determined by dividing adjusted EBITDA by total revenue. We have included adjusted EBITDA and adjusted EBITDA margin in the accompanying tables because they are often used by investors for valuation and for comparing our financial performance with the performance of other building material companies. We also use adjusted EBITDA to monitor and compare the financial performance of our operations. Adjusted EBITDA does not give effect to the cash we must use to service our debt or pay our income taxes and thus does not reflect the funds actually available for capital expenditures. In addition, our presentation of adjusted EBITDA may not be comparable to similarly titled measures other companies report. Non-GAAP financial measures should be viewed in addition to, and not as an alternative for, our reported operating results or cash flow from operations or any other measure of performance prepared in accordance with GAAP. Page 25

Reconciliation of Non-GAAP Financial Measures Page 26 (in thousands, except per share amounts) 2012 2013 Adjusted EBITDA¹ reconciliation: Net Loss from Continuing Operations (25,749)$ (18,390)$ Income tax (benefit) expense (3,760) 1,155 Interest expense, net 11,344 11,332 Derivative loss (income) 19,725 29,964 Depreciation, depletion and amortization 15,676 18,984 Loss (gain) on extinguishment of debt 2,630 (985) Expenses related to the departure of former President and CEO - - Expenses related to corporate headquarters' relocation 2,484 550 Officer severance 275 245 Non-cash stock compensation expense 2,512 5,429 Adjusted EBITDA 25,137$ 48,284$ Adjusted EBITDA margin 4.7% 7.9% Year Ended December 31, ¹ Adjusted EBITDA is defined as income (loss) from continuing operations, plus income tax provision (benefit), interest expense, net depreciation, depletion and amortization, non-cash stock compensation expense, officer severance, derivative (income) loss related to our Convertible Notes and Warrants, loss on early extinguishment of debt, expense related to our corporate headquarters relocation and expense related to the departure of our former President and CEO and hiring of our new President and CEO

Investor Presentation March 19, 2014 Global Hunter Securities Infrastructure & Construction Conference